UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2016

DIME COMMUNITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27782	11-3297463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Havemeyer Street, Brooklyn, New York 11211
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (718) 782-6200

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to the Current Report on Form 8-K filed on May 6, 2016 is being furnished by the registrant to correct an administrative error in which the Item ID communicated to the EDGAR system in the May 6, 2016 filing was erroneously labeled an Item 2.01 event instead of an Item 2.02 event.

The materials submitted on May 6, 2016 were otherwise complete and accurate.

___________________________________________

Item 2.02. Results of Operations and Financial Condition

On April 28, 2016, Registrant issued a press release containing a discussion of its results of operations and financial condition for the quarter ended March 31, 2016. The text of the press release is included as Exhibit 99 to this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

99	Press release of the Registrant, dated April 28, 2016, containing a discussion of Registrant's results of operations and financial condition for the quarter ended March 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIME COMMUNITY BANCSHARES, INC.

By:	/s/ MICHAEL PUCELLA
Michael Pucella
Executive Vice President and Chief Accounting Officer (Principal Financial Officer)

Dated: May 9, 2016

INDEX TO EXHIBITS

Exhibit Number

(99)	Press release of the Registrant, dated April 28, 2016, containing a discussion of Registrant's results of operations and financial condition for the quarter ended March 31, 2016.